UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2012

CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24525	36-4159663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3280 Peachtree Road, N.W., Suite 2300 Atlanta GA	30305
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 949-0700

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.

As previously reported, on August 1, 2011, Cumulus Media Inc. (the “Company”) completed the purchase (the “CMP Acquisition”) of the remaining 75.0% of the equity interests of Cumulus Media Partners, LLC (“CMP”) that the Company did not already own. In addition, also as previously reported, on September 16, 2011, the Company completed the acquisition (the “Citadel Acquisition”) of Citadel Broadcasting Corporation (“Citadel”) and certain related financing transactions.

This current report on Form 8-K (this “Report”) is being filed to provide certain updated financial information relating to the Company, after giving effect to the CMP Acquisition and the Citadel Acquisition, and certain related transactions.

Specifically, the Company is filing, as Exhibit 99.1 to this Report, an unaudited Pro Forma Condensed Consolidated Statement of Operations for the Company for the year ended December 31, 2011, which gives effect, among other things, to the completion of the CMP Acquisition and the Citadel Acquisition as if both acquisitions, and certain related financing activities, had occurred as of January 1, 2010 (the “Pro Forma Statement”). The Pro Forma Statement is hereby incorporated herein by reference.

This Report, including the information contained in the exhibit hereto, contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are statements other than historical fact, and include statements relating to, among other things, recently completed acquisitions, and the Company’s financial condition and results of operations after giving effect thereto. All such expectations are based upon certain preliminary information, internal estimates, and management assumptions, expectations, and plans, and are subject to a number of risks and uncertainties inherent in projecting future conditions, events and results. Actual results could differ materially from expectations expressed in the forward-looking statements if one or more of the underlying assumptions or expectations prove to be inaccurate or are unrealized. Important factors that could cause actual results to differ materially from such expectations are described from time to time in the Company’s filings with the Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2011. The Company assumes no responsibility to update the forward-looking statements contained in this Form 8-K as a result of new information, future events or otherwise.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Cumulus Media Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC.

By:	/s/ J.P. Hannan
Name: J.P.Hannan
Title: Senior Vice President, Treasurer and Chief Financial Officer

Date: April 20, 2012

EXHIBIT INDEX

Exhibit No.	Description
99.1	Cumulus Media Inc. Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2011.